UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 01, 2026

VIRGINIA NATIONAL BANKSHARES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-40305	46-2331578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

404 People Place
Charlottesville, Virginia		22911
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (434) 817-8621

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VABK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 4, 2026, Virginia National Bankshares Corporation (the “Company”) announced that, effective May 1, 2026, the Company’s indirect, wholly owned subsidiary, Fauquier Bank Services, Inc. (“FBS”), completed the sale of FBS’s interest in Bearing Insurance Group, LLC, a full service insurance agency. The Company expects to realize a pre-tax gain on the sale of approximately $4.7 million, which will be reflected in the Company’s operating results for the second quarter of 2026.

Forward-Looking Statements

Certain statements contained in this report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements related to the Company’s investment in Bearing Insurance Group, LLC and future operations and are generally identified by phrases such as “the Company expects” or words of similar import, or other statements concerning the opinions or judgment of the Company and its management about future events. These statements are not historical facts but instead are subject to numerous assumptions, risks and uncertainties, and represent only management’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside management’s control. Although the Company believes that management’s expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of the Company’s business and operations, there can be no assurance that actual future results, performance, or achievements of, or trends affecting, the Company will not differ materially from any projected future results, performance, achievements or trends expressed in or implied by such forward-looking statements. Any forward-looking statements made by the Company speak only as of the date on which such statements are made. The Company’s actual results and financial position may differ materially from the anticipated results and financial condition indicated in or implied by these forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those in the forward-looking statements are described in the risk factors and cautionary language included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and in the Company’s other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and the Company is not obligated to update, and does not intend to update, any forward-looking statement, whether written or oral, that may be made from time-to-time by or on behalf of the Company, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virginia National Bankshares Corporation

Date:	May 4, 2026	By:	/s/ Cathy W. Liles
Cathy W. Liles Executive Vice President and Chief Financial Officer